SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                 1934

                          November 13, 1998

                         ROYAL OAK MINES INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)

                    Commission File Number 1-4350

ONTARIO, CANADA                             98-0160821
-------------------------------             -------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification
incorporation or organization)              No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                      98033
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(Address of principal executive offices)    (Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number, including
area code

Item 5.   Other Events

     On November 13, 1998, the Registrant issued the press release set forth as Exhibit 99.1 hereto, which press release is hereby incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (C) Exhibits

          99.1 Royal Oak Mines Inc. press release, dated November
          13, 1998.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ROYAL OAK MINES INC.


Date:   November 13, 1998           By: /s/ James H. Wood
                                    ---------------------
                                    James H. Wood
                                    Chief Financial Officer